Exhibit 10.19(ii)

FIRST AMENDMENT TO TECHNOLOGY LICENSE AGREEMENT

THIS FIRST AMENDMENT TO TECHNOLOGY LICENSE AGREEMENT (the “License Amendment”) is made and entered into as of February 18, 2015 by and between THE GOVERNING COUNCIL OF THE UNIVERSITY OF TORONTO (“UT’’), a corporation vested with the government, management and control of the University of Toronto by the University of Toronto Act, 1971 and having offices at Banting Institute, 100 College Street, Suite 413, Toronto, Ontario, Canada, M5G 1L5 and PROTAGENIC TIIERAPEUTICS, INC. a corporation incorporated under the laws of Delaware and having a principal place of business at 149 5th Avenue, Suite 500, New York, NY 10010, U.S.A. (“Licensee”).

BACKGROUND:

A.	The Licensee and the University of Toronto Innovations Foundation (“UTIF”) entered into a technology license agreement effective July 21, 2005 (“License Agreement”).

B.	Effective May 1, 2006, UTIF ceased to operate its business and it transferred and assigned all of its business and assets to UT and the License Agreement continued under the same terms and conditions aside from UT replacing UTIF in said License Agreement.

C.	UT and Licensee entered into a sponsored research agreement dated December 14, 2004, as amended May 31, 2005; December 11, 2006; April 16, 2007; March 17, 2008; March 18, 2009; February 1, 2011; February 21, 2011; May 18, 2011; April 1, 2012; and April 1, 2013 and may enter into additional sponsored research agreements (collectively the “Research Agreement”).

D.	UT and Licensee wish for improvements (as defined in the License Agreement and listed under Schedule A hereto), created by David Lovejoy and/or other research participants under the Research Agreement while employed by UT, to be included in the License.

E.	UT and Licensee wish to amend the License Agreement in accordance with the conditions hereof.

NOW THEREFORE, the Parties hereto agree to further amend and revise the License Agreement as follows:

All capitalized terms not defined herein shall have the same meaning ascribed to such terms as set out in the License Agreement.

1.	All references to the University of Toronto Innovations Foundation and “UTIF” are hereby deleted and replaced with The Governing Council of the University of Toronto and “UT” respectively.

2. Section 1.1 -Definitions.

The definition of “Improvements” is hereby deleted in its entirety and replaced with the following:

“Improvements” means any and all improvements, variations, updates, modifications or enhancements to the Technology (including without limitation any related Intellectual Property Rights) which are developed under the terms of a research agreement dated December 14, 2004, as amended May 31, 2005; December 11, 2006; April 16, 2007; March 17, 2008; March 18, 2009; February 1, 2011; February 21, 2011; May 18, 2011; April 1, 2012; and April 1,2013, and under the terms of any other sponsored research agreement designated in same as being added by reference to Schedule B of this Agreement and this Agreement shall be deemed to be amended accordingly to incorporate all such sponsored research agreements as a Research Agreement by reference between Licensee and The Governing Council of the University of Toronto.

The definitions of “Phase I End”, “Phase II End” and “Phase III End” are hereby deleted in their entirety and replaced with the following:

“Phase I End” means approval by the FDA or other applicable regulatory authority to commence Phase II Clinical Trials of each Licensed Product as such trials are described in 21 C.F.R. 312.2 l(b);

“Phase II End” means approval by the FDA or other applicable regulatory authority to Commence Phase III Clinical Trials of each Licensed Product as such trials are described in 21 C.F.R.3 12.21(c);

“Phase III End” means Regulatory Approval of each Licensed Product;

The definition for “University” is hereby deleted in its entirety and replaced with the following:

“University” means The Governing Council of the University of Toronto.

3. Section 2.1(a) -Grant of License for Technology

Section 2.1 (a) is hereby deleted in its entirety and replaced with the following;

(a) an exclusive license within the Territory and within the Field of Use to develop, make, have made, use, sell, offer for sale and import the Technology and Licensed Products under all Owners’ and/or David Lovejoy’s and or UT rights, title and interest in the Technology and Licensed Products; and

4. Section 3.1 -Royalty

Section 3.1(f) is added as follow:

f) For clarity, Upfront Sub-License Fees shall exclude any and all research and development payments, reimbursements, loans and equity investments in the Company and payments made in respect of a collaboration agreement or acquisition agreement, whether such payments are for research milestones or otherwise, supply of product and similar arrangements.

5. Section 4.1 -Ownership

Section 4.1 is hereby deleted in its entirety and replaced with the following:

All Intellectual Property Rights in all aspects and parts of the Technology and Improvements shall be exclusively owned by the Owners, and/or David Lovejoy and/or the UT as the case may be and nothing herein shall serve to, or should be construed to transfer any Intellectual Property Rights whatsoever in the Technology or Improvements except to the extent that any such Intellectual Property Rights are developed solely by the Licensee (with or without a third party) in which case the Licensee shall own or co-developed with the Licensee, in which case the Licensee shall have co-ownership rights in same as applicable.

6. Section 4.3 -Patents and Patent Applications.

Section 4.3 (a) is hereby deleted in its entirety and replaced with the following:

(a)	Licensee, in the name of the Owners, and/or David Lovejoy and/or UT (and as the case may be the Licensee if a joint developer) as the case may be, as assignee, shall file, prosecute and maintain the Patents. Licensee shall determine in which countries to pursue patent applications. In the event that Licensee elects not to continue prosecution in any country, UT may, at its sole discretion, file such patent or continue such prosecution in that country at its own expense. In such cases, any patents arising from such applications shall be excluded from the grant of rights under Section 2.1 herein for said country.

Section 4.3 (e) is hereby deleted in its entirety and replaced with the following:

(e)	Licensee undertakes to keep UT reasonably advised of the progress of prosecution and of any actions Licensee proposes to take or has taken in connection with the prosecution or maintenance of the Patents. Licensee shall provide UT with copies of correspondence and all actions issued by patent authorities and shall take into account any comments, remarks or suggestions UT may promptly provide to Licensee in writing at least ten (10) days prior to any due date established by Licensee for preparation of a response or amendment, and in all cases thirty (30) days prior to any patent office due date.

7. Section 4.4 -Improvements

Section 4.4 is hereby amended by replacing the phrase at the third line, “the name of the Owners, or David Lovejoy” with the name of the Owners and/or David Lovejoy and/or UT (and, as the case may be) the Licensee if a joint developer)”

8. Section 7 -Notices.

Section 7.3 (a) is hereby deleted and replaced with the following:

(a)	In the case of a notice to Licensee:

Protagenic Therapeutics, Inc.

149 5th Avenue,

Suite 500, New York, NY 10010

U.S.A.

Attention: Robert Ziroyan, PhD, MSc

E-mail: robert.ziroyan@me.com

With a copy to:

Gowlings Lafleur Henderson LLP

1 First Canadian Place

100 King Street West Suite 1600

Toronto, Ontario M5X 1G5

Canada

Attention: Anita Nador

E-mail: anita.nador@gowlings.com

Section 7.3 (b) is hereby deleted and replaced with the following:

(b)	In the case of a notice to UT:

Innovations and Partnerships Office

Banting Institute, 100 College Street, Suite 413

Toronto, Ontario M5G lL5

Canada

Attention: Jennifer Fraser

Director, Innovations

E-mail: jen.fraser@utoronto.ca

9.	Schedule “A” is hereby amended by including the additional Improvements (Confidential Intellectual Property Disclosures & related Patents and Patent Applications) under the Schedule.

10.	Schedule “B” is hereby amended by incorporating by reference the 2012 and the 2013 Sponsored Research Agreements to the Schedule and any other Research Agreement designated in same as being added by reference to Schedule B of the License Agreement between Licensee and The Governing Council of the University of Toronto.

11.	Except as set out herein, this License Amendment shall not amend or modify any other provision within the License Agreement.

12.	This License Amendment shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable in the Province of Ontario

IN WITNESS OF WHICH the Parties hereto have executed this First Amendment.

PROTAGENIC THERAPEUTICS, INC.		THE GOVERNING COUNCIL OF THE UNIVERSITY OF TORONTO

By:	/s/ Robert Ziroyan	By:	/s/ Jennifer Fraser
Name:	Robert Ziroyan, PhD, MSc	Name	Jennifer Fraser
Title:	Chief Operating Officer, President	Title:	Director, Innovations

SCHEDULE A

Additional Improvements

Project Ref: P1323

Copies of listed Invention Disclosures Attached

S.No.	Confidential Invention Disclosure Number	Date of Disclosure	Named Internal Inventors	Title of Disclosure	Date of Assignment to Inventors
1.	10002701	Jan 16, 2014	David Alan Lovejoy	Treatment of Insulin-Resistant Hyperglycemia by Teneurin C-Terminal Associated Peptide-1	Feb 18, 2015
2.	10002574	Mar 27, 2013	David Alan Lovejoy; Chand Dhan	Treatment of Human male Infertility by Use of Teneurin C-Terminal Associated Peptide (TCAP- 1) Administration	March 3, 2015

UNIVERSITY OF TORONTO
CONFIDENTIAL INTELLECTUAL PROPERTY DISCLOSURE
Banting Institute, Room 413
100 College Street, Toronto, ON M5G 1L5
Tel: (416) 978-7833 Fax: (416) 978-5821 email: ip.officer@utoronto.ca

1. Title of Invention: Treatment of insulin-resistant hyperglycemia by teneurin C-terminal associated peptide-1 administration

2. a) University of Toronto Inventors Individuals intimal to the University who have made an inventive contribution to this Invention i.e. faculty, students, postdocs, staff etc. Attach extra sheet if necessary:

SURNAME, GIVEN NAMES	UNIVERSITY PERSONNEL NO.	DEPARTMENT (List any cross appointments or affiliated institutions)	AFFILIATION	EMAIL ADDRESS	CONTACT INFORMATION (mailing address phone, fax)
Lovejoy David Alan	001012972	Cell and Systems Biology	Professor	David.lovejoy@ Utoronto.ca	Tel: cell: 647 999 2977, home: 905 642 4616 Address: 149 Baker Street, Stouffville, Ontario, L4A 1K6

b) External Inventors Non-University of Toronto Individuals who have made an inventive contribution to the Invention. i.e. sponsor employees, academic collaborators, etc. List name, organization and e-mail address.

not applicable

For Research Services use only: Date Received: JAN 16 2014	DISCLOSURE REFERENCE NO: 10002701

Version: 2011.09.08

c)	Contributors Individuals Internal or external to the University who have not made an Inventive Contribution to this Invention but have made a valuable contribution to the development of the Invention. List name organization and e-mail address.

Protagenic Therapeutics Inc provided the majority of the funding for this project

Contact: Dr. Robert Ziroyan: rziroyan@protagenic.com

3. Where did the work leading to this Invention take place? Please be specific

In vitro studies were conducted in rooms 304, 305 in Ramsay Wright Building at the University of Toronto. Animal studies were conducted in the Biosciences Support Facility central vivarium at Ramsay Wright. Hormone studies were performed under contract by Rules Based Medicine, a contract research organization (CRO)

4. Invention Description Please provide a description of this Invention for evaluation, highlighting its novel or patentable aspects. Attach a separate sheet if necessary.

TCAP-l is a 41 amino acid peptide derived from a natural protein (teneurin) found in the human reproductive organs and other tissues. It acts to regulate cell metabolism via a unique mechanism associated with activation of the dystroglycan complex leading to a signal transduction cascade to increase the number of glucose transporters in the cell membrane thereby increasing the transport of glucose into the cell. This action leads to significantly higher cellular energy in the form of increased cellular ATP levels. At the organismal level, single doses of TCAP-1 at 300 and 3000 pmoles significantly decrease blood glucose levels as long as one week later.

5. Have there been any prior disclosures (abstracts, presentations, publications) in respect of this Invention? List them and provide the date each disclosure occurred.

Chen C. Song L. de Lannoy L, Xu M, Crosier R, Lovejoy DA (November. 2013) Insulin independent glucose transport and enhanced neuron metabolism by Teneurin C-terminal Associated Peptide (TCAP)-l Society for Neuroscience. San Diego, USA

6.	a) How was the work leading to this Invention funded? (I.e. salaries, equipment used, supplies etc.)

SPONSOR	PROJECT TITLE	RIS FUND #
Protagenic Therapeutics Inc	Evidence for the existence of TCAP receptors	495550

b) Was the project/work leading to this Invention subject to any software licence, material transfer, confidentiality, non-disclosure, collaboration or other agreement, written or oral, not referenced in (a) above?

☒ NO        ☐ YES (please provide details)

7.	Have any patent applications or other intellectual property protection been filled in respect of this invention?

☐ NO         ☒ YES (please provide details)

1.	AUSTRALIA: September 2010. Patent Number: (May 2, 2003) 2003221575 Teneurin c-terminal associated peptides (tcap) and methods and uses thereof Inventors: LOVEJOY, David; CHEWPOY, R. Bradley; BARSYTE, Dalia; ROTZINGER, Susan.

2.	UNITED STATES. August 26, 2011. Patent Number 10/510959. Teneurin c- terminal peptides (TCAP) and uses thereof LOVEJOY, David; CHEWPOY, R. Bradley; BARSYTE, Dalia; ROTZINGER, Susan.

8. Warranty:

I/We the Inventors listed in Section 2(a), have read, understood and agree to all of the preceding, and declare that all of the Information provided in this disclosure is complete and correct. To the best of our knowledge, all persons who might legally make an ownership claim in this Invention are identified in Section 2(a) and 2(b).

/s/ David A. Lovejoy
Signature	Date: 01/14/2014	Signature
Typed Name:	David A. Lovejoy	Typed Name:
Signature	Date	Signature	Date
Typed Name:		Typed Name:

UNIVERSITY OF TORONTO
CONFIDENTIAL INTELLECTUAL PROPERTY DISCLOSURE
Banting Institute, Room 413
100 College Street, Toronto, ON M5G 1 L5
Tel: (416) 978-7833 Fax: (416) 978-5821 email: ip.officer@utoronto.ca

1. Title of Invention: Treatment of human male infertility by use of teneurin C-terminal associated peptide (TCAP)-1 administration

2. a) University of Toronto Inventors Individuals internal to the University who have made an inventive contribution to this Invention i.e. faculty, students, postdocs, staff etc. Attach extra sheet if necessary:

SURNAME, GIVEN NAMES	UNIVERSITY PERSONNEL NO.	DEPARTMENT (List any cross appointments or affiliated institutions)	AFFILIATION	EMAIL ADDRESS	CONTACT INFORMATION (mailing address phone, fax)
Lovejoy David Alan	001012972	Cell and Systems Biology	Professor	David.lovejoy@utoronto.ca	Tel: 647 999 2977 Dept of Cell of Systems Biology Ramsay Wright Bldg. 25 Harbord Street, University of Toronto

Chand Dhan	993001103	Cell and Systems Biology	Ph.D. Graduate	Dhan.chand @mail.utoronto.ca	Tel: 416 209 0826 Dept. of Cell of Systems Biology Ramsay Wright Bldg. 25 Harbord street. University of Toronto

b) External Inventors Non-University of Toronto individuals who have made an inventive contribution to the Invention, i.e. sponsor employees, academic collaborators, etc. List name, organization and email address.

not applicable

c) Contributors Individuals internal or external to the University who have not made an inventive contribution to this Invention but have made a valuable contribution to the development of the Invention. List name, organization and e-mail address.

Protagenic Therapeutics Inc provided the majority of the funding for this project

Contact: Dr. Robert Ziroyan: rziroyan@protagenic.com

For Research Services use only: Date Received: Mar 27 2013	DISCLOSURE REFERENCE NO: 10002574

3.	Where did the work leading to this Invention take place? Please be specific.

In vitro studies were conducted in rooms 304, 305 in Ramsay Wright Building at the University of Toronto. Animal studies were conducted in the Biosciences Support Facility central vivarium at Ramsay Wright. Hormone studies were performed under contract by Rules Based Medicine a contract research organization (CRO).

4.	Invention Description Please provide a description of this Invention for evaluation, highlighting its novel or patentable aspects. Attach a separate sheet if necessary.

TCAP-l is a 41 amino acid peptide derived from a natural protein (teneurin) found in the human reproductive organs and other tissues. It acts to regulate cell metabolism via a unique mechanism associated with activation of the dystroglycan complex. In the male reproductive system the teneurin-dystroglycan complex is associated with regions of the testes and epididymis that play a role in spermatozoa formation, maturation and viability. In vivo studies indicate that synthetic TCAP-l modifies testicular and epididymal morphology increases testes size and increases testosterone production. These effects are consistent with increased activity of the reproductive system in mate mice. However because the peptide and hormone system is highly conserved in all mammals as well as vertebrates in general, these studies suggest that synthetic TCAP-l has potential to be used to treat some forms of male infertility in humans as well as other species.

5.	Have there been any prior disclosures (abstracts, presentations, publications) in respect of this invention? List them and provide the date each disclosure occurred.

Chand D, Colacci M, Dixon K, Lovejoy DA. (2012). Gonadal characterization of the evolutionary conserved teneurin-dystroglycan system in mouse. 26th Conference of European Comparative Endocrinologists, Zurich, Switzerland (August 2012)

6.	a) How was the work reading to this Invention funded? (i.e. salaries, equipment used, supplies etc.)

SPONSOR	PROJECT TITLE	RIS FUND #
Protagenic Therapeutics Inc	Existence for the existence of TCAP Receptors in neurons	457526

b)	Was the project/work leading to this Invention subject to any software licence, material transfer, confidentiality, non-disclosure, collaboration or other agreement, written or oral, not referenced in (a) above ?

☒  NO    ☐  YES (please provide details)

7.	Have any patent applications or other Intellectual property protection been filed in respect of this invention?
☐ NO ☒ YES (please provide details)

1.	AUSTRALIA: September 2010. Patent Number: (May 2,2003) 2003221575 Teneurin c-terminal associated peptides (tcap) and methods and uses thereof Inventors: LOVEJOY, David; CHEWPOY, R. Bradley; BARSYTE, Dalia; ROTZINGER, Susan

2.	UNITED STATES. August 26, 2011. Patent Number 10/510959. Teneurin C-terminal peptides (TCAP) and uses thereof. LOVEJOY, David; CBEWPOY, R. Bradley; BARSYTE, Dalia; ROTZINGER, Susan.

8.	Warranty:

I/We. the Inventors listed in Section 2(a) , have read, understood and agree to all of the preceding, and declare that all of the Information provided in this disclosure is complete and correct. To the best of our knowledge, all persons who might legally make an ownership claim in this Invention are identified in Section 2(a) and 2(b)

/s/ David A. Lovejoy		/s/ Dan S. Chand
Signature	Date: 03/20/2013	Signature	Date: 03/20/2013
Typed Name:	David A. Lovejoy	Typed Name:	Dhan S. Chand
Signature	Date	Signature	Date
Typed Name:		Typed Name:

SCHEDULE A (Continued)

Status Listing of Patent Applications filed for the Improvements

TENEURIN C- TERMINAL ASSOCIATED PEPTIDES (TCAP) AND METHODS AND USES THEREOF
Inventors: LOVEJOY, David; CHEWPOY, R. Bradley; BARSYTE, Dalia; ROTZINGER, Susan

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL #	ISSUED	PATENT #	STATUS

UNITED STATES	T8476262USP1 (090931-360625)	OTH	05/03/2002	60/377,231			EXPIRED

UNITED STATES	T8476262USP2 (090931-360627)	OTH	11/06/2002	60/424,016			EXPIRED

WIPO	T8476262WO (090931-360635)	CEQ	05/02/2003	PCT/ CA03/00622			ENTERED NATIONAL PHASE

AUSTRALIA	T8476262AU (090931-360631)	DCA	05/02/2003	2003221575	09/23/2011	2003221575	ISSUED

CANADA	T8476262CA (090931-360629)	DCA	05/02/2003	2,482,810	06/10/2014	2,482,810	ALLOWED

EUROPEAN PATENT	T8476262EP (090931-360633)	DCA	05/02/2003	03717086.7	03/12/2014	1499635	GRANTED

COMMENTS:	Validated in France, Germany and Great Britain Opposition period is over; no opposition(s) filed

JAPAN	T8476262JP (090931-360634)	DCA	05/02/2003	2004-501444			ABANDONED

UNITED STATES	T8476262US (090931-360630)	DCA	11/01/2004	10/510,959	01/03/2012	8,088,889	ISSUED

UNITED STATES	T8476262USCON (090931-438501)	CON	11/09/2011	13/292,849			PENDING

A METHOD FOR INHIBITING NEURAL CELL DEATH

Inventor: LOVEJOY, David

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL #	ISSUED	PATENT #	STATUS

UNITED STATES	T8476261USP (090931-370851)	NEW	02/15/2006	60/773,309			EXPIRED

UNITED STATES	T8476261US (090931-387536)	Non- provisional	02/15/2007	11/706,376			ABANDONED
COMMENTS: This application was abandoned in lieu of filing a Continuation Application

UNITED STATES	T8476261USCON (090931-435930)	CON	08/03/2011	13/197,575	ABANDONED
COMMENTS: July 1, 2014 – INSTRUCTIONS TO ABANDON APPLICATION RECEIVED
COMMENTS: This application is a Continuation of US application No. 11/706,376

A METHOD FOR REGULATING NEURITE GROWTH

Inventor: LOVEJOY, David

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL #	ISSUED	PATENT #	STATUS

UNITED STATES	T8476288USP (090931-372046)	NEW	03/21/2006	60/783,821			EXPIRED

METHOD FOR MODULATING GLUCOSE TRANSPORT USING TENEURIN C-TERMINAL ASSOCIATE PEPTIDE (TCAP)

Inventor: LOVEJOY, David; CHEN, Yani

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL #	ISSUED	PATENT #	STATUS

UNITED STATES	T8476302USP	Provisional	07/18/2014	62/026,346			PENDING

TENEURIN C-TERMINAL ASSOCIATED PEPTIDE (TCAP) AS AN ANTAGONIST OF LATROTOXIN

Inventor: LOVEJOY, David A; D’AQUILA, Andrea L.

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL #	ISSUED	PATENT #	STATUS

UNITED STATES	T8476314USP	Provisional					NOT FILED

SCHEDULE B

Additional Research Agreement (s)

Copies of listed Sponsored Research Agreements Incorporated by Reference

Principal Investigator: David Alan Lovejoy

S.No.	Research Agreement	Effective Date	End Date	Project Title	Fund Number

1.	Sponsored Research Agreement	Apr 1, 2012	March 31, 2013	Evidence for existence of TCAP receptors in neurons	495550

2.	Sponsored Research Agreement	Apr 1, 2013	March 31, 2014	Teneurin C-terminal Associated Peptide (TCAP)-mediated stress attenuation in vertebrates: Establishing the role of organismal and intracellular energy and glucose regulation and metabolism	495550